UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 9, 2023
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BurgerFi International, Inc.
(Exact name of registrant as specified in its charter)
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001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Rd., Suite 220 Fort Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)
(954) 618-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02    Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.
Item 7.01.    Regulation FD Disclosure.

On January 9, 2023, BurgerFi International, Inc. (the “Company”) issued a press release (the “Press Release”) providing the Company’s preliminary fiscal year 2022 revenue and store openings. The Company also provided expectations for fiscal year 2023 revenue, same store sales growth, store openings, adjusted EBITDA, and cap ex spending. As previously announced, the Company indicated that Ian Baines, Chief Executive Officer, and Mike Rabinovitch, Chief Financial Officer, will participate in a virtual fireside chat hosted by Peter Saleh, Managing Director at BTIG, on Monday, January 9, 2022, at the 25th Annual ICR Virtual Conference. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the Press Release.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation produced by the Company for distribution on January 9, 2023, which presentation contains updates on the Company’s financial position, business, and operations.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01.     Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated January 9, 2023*

99.2	Investor presentation, dated January 9, 2023*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
*     Furnished but not filed.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 9, 2023

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Chief Legal Officer & Corporate Secretary